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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                                  July 16, 2002

                                 EEX Corporation
               (Exact Name of Registrant as Specified in Charter)


             Texas                     1-12905                  75-2421863
 (State or Other Jurisdiction        (Commission               (IRS Employer
       of Incorporation)             File Number)            Identification No.)


                               2500 CityWest Blvd.
                                   Suite 1400
                              Houston, Texas 77042
              (Address and Zip Code of Principal Executive Offices)


                                 (713) 243-3100
              (Registrant's telephone number, including area code)

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Item 5.  Other Events.

         By an Amendatory Letter dated July 16, 2002, the Registrant and BP Exploration & Production Inc. amended that certain Asset Purchase, Farmout & Joint Exploration Agreement dated March 1, 2002, as previously amended, (the "Agreement"), to revise the description of leases included under the Agreement and to modify the minimum amount that BP is required to spend on further leasing and geophysical activities from $5.0 million to $4.7 million, subject to the terms of the Agreement.

Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

      Exhibit
       Number                                Exhibit

        10.1 Amendatory Letter dated July 16, 2002, by and between EEX Corporation and BP Exploration and Production Inc. amending the Asset Purchase, Farmout & Joint Exploration Agreement dated March 1, 2002, and the Offshore Operating Agreement attached thereto, previously filed as Exhibits
                      10.1 to 10.4 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EEX CORPORATION


Date: September 26, 2002               By:         /s/ T. E. Coats
                                              ----------------------------------
                                       Name:  T. E. Coats
                                       Title: Vice President and Controller

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